401(k) Savings Plan	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
401(k) Savings Plan
Note 18 401(k) Savings Plan
The Company maintains a 401(k) savings plan for the benefit of its employees. Employees can defer up to 90% of their compensation subject to fixed annual limits. All current employees are eligible to participate in the 401(k) savings plan. Beginning January 2021, the Company began matching contributions to the 401(k) savings plan equal to 100% of the first 4% of wages deferred by each participating employee. The Company incurred expenses for employer matching contributions of approximately $1.1 million and $0 million for the years ended December 31, 2021 and 2020, respectively.